SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2007

MERCHANTS AND MANUFACTURERS BANCORPORATION, INC.
(Exact name of registrant as specified in its charter)

Wisconsin
(State or other jurisdiction of incorporation)

0-21292	39-1413328
(Commission File Number)	(I.R.S. Employer I.D. Number)

5445 South Westridge Drive New Berlin, WI	53151
(Address of Principal Executive Offices)	(Zip Code)

262-827-6700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

On January 9, 2007, Merchants and Manufacturers Bancorporation, Inc. (the "Company") issued a press release announcing certain strategic initiatives that the Company will engage in and which are designed to reduce debt, increase efficiency and, ultimately, attempt to enhance shareholder value. A copy of the press release is attached as Exhibit 99.1 to this report. The attached Exhibit 99.1 is furnished pursuant to Item 7.01 of Form 8-K.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any fling under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

The following exhibit is furnished herewith:

Exhibit 99.1 - Press Release dated January 9, 2007 announcing certain strategic initiatives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS AND MANUFACTURERS
BANCORPORATION, INC.
Date: January 11, 2007
BY  /s/ Frederick R. Klug
Frederick R. Klug, Executive Vice President
and Chief Financial Officer